Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,366.91
Total Transaction Valuation	46,103,627.25
Total Offset Amount	0.00
Net Fee	$ 6,366.91